FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT dated as of June 15, 2010 (the “Agreement”) is entered into between CM CAPITAL SERVICES, LLC, a Nevada limited liability company (the “Borrower”), CM GROUP, LLC, a Delaware limited liability company (“Pledgor”) and DESERT CAPITAL REIT, INC.,  a Maryland corporation (the “Lender”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower and the Lender entered into that certain Loan Agreement dated as of November 21, 2007, as amended by that certain First Amendment to Loan Agreement dated as of November 2008 (as amended or modified from time to time, the “Loan Agreement”);

WHEREAS, the payment and performance of the liabilities and obligations of Borrower under the Loan Documents, including without limitation, the indebtedness evidenced by the Note, are secured by that certain Pledge Agreement dated November 21, 2007 between Pledgor and Lender (as the same may be amended or modified from time to time, the “Pledge Agreement”).

WHEREAS, the Borrower has requested that the Lender forbear from exercising certain rights and remedies arising from the Existing Events of Default (as defined below) through August 13, 2010; and

WHEREAS, the Lender is willing to do so subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Reaffirmation.  The Borrower hereby acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Agreement and the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all obligations under the Loan Agreement, including without limitation, the repayment of the Loan.  Furthermore, the Borrower acknowledges and confirms that by entering into this Agreement, the Lender does not waive or release any term or condition of the Loan Agreement or any of the other Loan Documents or any of its rights or remedies under such Loan Documents or applicable law or any of the obligations of the Borrower thereunder.

2.           Forbearance.

(a)           The Borrower acknowledges that Events of Default exist under the Loan Agreement as a result of the failure of the Borrower to comply with the terms of Sections 8(a) and 8(b) of the Loan Agreement as of the fiscal quarter ending December 31, 2009 (collectively, the “Existing Events of Default”).

(b)           Subject to the terms and conditions set forth herein, the Lender agrees that it shall, during the Forbearance Period (as defined below), forbear from exercising any and all rights or remedies available to it as a result of the Existing Events of Default, but only to the extent such rights or remedies arise exclusively as a result of the Existing Events of Default; provided, however, that the Lender shall be free to exercise any or all of its rights and remedies arising on account of the Existing Events of Default at any time upon or after the occurrence of a Forbearance Termination Event (as defined below). Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Lender to forbear from exercising any of the rights available to it under the Loan Agreement, the other Loan Documents, or applicable law (all of which rights and remedies are hereby expressly reserved by the Lender) upon or after the occurrence of a Forbearance Termination Event.  As used herein, a “Forbearance Termination Event” shall mean the earliest to occur of (a) any Event of Default under any of the Loan Documents other than the Existing Events of Default, (b) a breach by the Borrower of any term or condition of this Agreement, and (c) August 13, 2010.  The period from the date hereof to (but excluding) the date that a Forbearance Termination Event occurs shall be referred to as the “Forbearance Period.”  The provisions and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Lender and the Borrower.

3.           Conditions Precedent.  This Agreement shall be effective as of the date hereof when all of the conditions set forth below have been satisfied:

(a)           The Lender shall have received counterparts of this Agreement, duly executed by the Borrower and the Lender;

(b)           The Lender shall have received payment of its fees and expenses (including, without limitation, the reasonable costs and fees of its legal counsel) incurred in connection with this Agreement.

4.           Release.  As a material part of the consideration for the Lender entering into this Agreement, the Borrower agrees as follows (the “Release Provision”):

(a)           By its signature below, the Borrower hereby agrees that the Lender, and each of  its respective affiliates, officers, directors, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

(b)           The Borrower hereby acknowledges, represents and warrants to the Lender Group that:

(i)           the Borrower has read and understands the effect of the Release Provision. The Borrower has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for the Borrower has read and considered the Release Provision and advised the Borrower with respect to the same.  Before execution of this Agreement, the Borrower has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)           the Borrower is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.  The Borrower acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)           the Borrower has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)           the Borrower is the sole owner of the claims released by the Release Provision, and the Borrower has not heretofore conveyed or assigned any interest in any such claims to any other person.

(c)           The Borrower understands that the Release Provision was a material consideration in the agreement of the Lender to enter into this Agreement.

5.           Miscellaneous.

(a)           Ratification.  Except as herein specifically agreed, the Loan Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

(b)           Pledge Agreement.  Pledgor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Pledge Agreement or the other Loan Documents.

(c)           Representations and Warranties. The Borrower and Pledgor each hereby represent and warrant as follows:

       (i)           Each Obligated Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

       (ii)           This Agreement has been duly executed and delivered by the Obligated Parties and constitutes the legal, valid and binding obligations of each of the Obligated Parties, enforceable in accordance with its terms.

       (iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any obligated Party of this Agreement.

(d)           Representations True and Correct; No Event of Default.  The Obligated Parties represent and warrant to the Lender that after giving effect to this Agreement (i) the representations and warranties of the Obligated Parties set forth in Section 4 of the Loan Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) except for the Existing Events of Default, no event has occurred and is continuing which constitutes an Event of Default.

(e)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)           GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

(g)           Expenses of Lender.  As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

(h)           Effect of Waiver.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Pledgor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

(i)           ENTIRE AGREEMENT.  THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE, THE PLEDGE AGREEMENT, THE PURCHASE AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                BORROWER:
                CM CAPITAL SERVICES, LLC,a Nevada limited liability company

                By:    /s/ Todd B. Parriott
                Name: Todd B. Parriott
                Title: Chief Executive Officer

                PLEDGOR:
                CM GROUP, LLC,
                a Nevada limited liability company

                By:     /s/ Stacy M. Riffe
                Name: Stacy M. Riffe
                Title: Chief Financial Officer

                LENDER:
                DESERT CAPITAL REIT, INC.,
                a Maryland corporation

                By: /s/ Mark Taylor
                Name: Mark Taylor
                Title: Chief Operating Officer